SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  August 14, 2002


                             MICREL, INCORPORATED
            (Exact Name Of Registrant As Specified In Its Charter)


                                  CALIFORNIA
                (State or Other Jurisdiction of Incorporation)



              0-25236                              94-2526744
      (Commission File Number)        (I.R.S. Employer Identification No.)


                  2180 Fortune Drive, San Jose, CA      95131
             (Address of Principal Executive Offices)   (Zip Code)


                                (408) 944-0800
             (Registrant's Telephone Number, Including Area Code)

Item 5.  Other Events.

On August 14, 2002, the Registrant released the press release which is filed as Exhibit A to this Current Report.


Item 9.  Regulation FD Disclosure.

   On August 14, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 (the "Form 10-Q") with the Securities and Exchange Commission. Pursuant to 18 U.S.C. section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications are being made to accompany the Form 10-Q.


                    Certification of Chief Executive Officer

   Pursuant to 18 U.S.C. section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Micrel, Incorporated (the "Company") hereby certifies, to such officer's best knowledge, that:

   (i) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

   (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 14, 2002      /s/    Raymond D. Zinn
                            ----------------------------
                                  Raymond D. Zinn
                              Chief Executive Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. section 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

                    Certification of Chief Financial Officer

   Pursuant to 18 U.S.C. section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Micrel, Incorporated (the "Company") hereby certifies, to such officer's best knowledge, that:

   (i) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

   (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 14, 2002      /s/    Richard D. Crowley, Jr.
                           --------------------------------
                                   Richard D. Crowley, Jr.
                                   Chief Financial Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. section 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 14, 2002            Micrel, Incorporated
                                   (registrant)


                      By:   /s/    Richard D. Crowley, Jr.
                           ---------------------------------------
                                   Richard D. Crowley, Jr.
                                   Vice President of Finance and
                                   Chief Financial Officer

                                                                 Exhibit A


Contact: Richard D. Crowley                               [Company Logo]
Micrel, Incorporated
1849 Fortune Drive
San Jose, CA 95131
Phone  408-944-0800



Press Release

            MICREL COMPLETES CERTIFICATION OF FINANCIAL STATEMENTS

SAN JOSE, CALIFORNIA (August 14, 2002) - Micrel, Incorporated (Nasdaq NM:
MCRL) announced the certifications of chief executive officer Raymond D. Zinn and chief financial officer Richard D. Crowley were filed with the Securities and Exchange Commission (SEC) as required by Section 906 of the recently passed Sarbanes-Oxley Act of 2002.

   Section 906 of the Sarbanes-Oxley Act requires a certification of accuracy with respect to the company's quarterly report on Form 10-Q for the quarter ended June 30, 2002. The company filed the certifications today on Form 8-K. The company also filed its Form 10-Q for the quarter ended June 30, 2002. The certifications and the Form 10-Q may be viewed through the SEC EDGAR electronic filing system.

About Micrel
Micrel is a leading manufacturer of advanced high-performance analog, mixed-signal and digital ICs. These products include low drop-out and switching voltage regulators, PCMCIA and USB power controllers, high speed communications interfaces, operational amplifiers, comparators, voltage references, power drivers, RF devices, high speed logic and clock management ICs. Applications for these products include palmtop, notebook and desktop computers, computer peripherals, cellular phones, high speed communications systems, fiber optic communications modules, automatic test equipment, consumer electronics, industrial and process control products and avionics systems. Micrel's Kendin operation designs, develops and markets PHYs, repeaters and switches for Ethernet, Fast Ethernet and Gigabit Ethernet applications.

   For further information, contact Richard Crowley at Micrel, Incorporated, 1849 Fortune Drive, San Jose, California 95131, (408) 944-0800 or visit our website at http://www.micrel.com.